Exhibit 32

                                  CERTIFICATION

I, Michael J. Luciano, Chief Executive Officer of MPM Technologies, Inc. and I, Glen Hjort, Chief Financial Officer of MPM Technologies, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    1. The Annual Report on Form 10-KSB/A of the Company for the annual period ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 13, 2009        /s/ Michael J. Luciano      /s/ Glen Hjort
---------------------        ----------------------      --------------
                             Chief Executive Officer     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.